Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Lightning Power Holdings, LLC

Signature:	/s/ Jeffrey Wade
Name/Title:	Jeffrey Wade/Chief Compliance Officer
Date:	February 6, 2026

Fund III Lightning Holdings, LLC

Signature:	/s/ Jeffrey Wade
Name/Title:	Jeffrey Wade/Chief Compliance Officer
Date:	February 6, 2026

Granite Energy, LLC

Signature:	/s/ Jeffrey Wade
Name/Title:	Jeffrey Wade/Chief Compliance Officer
Date:	February 6, 2026

Granite Energy Holdings, LLC

Signature:	/s/ Jeffrey Wade
Name/Title:	Jeffrey Wade/Chief Compliance Officer
Date:	February 6, 2026

LS Power Equity Partners III, L.P

Signature:	/s/ Jeffrey Wade
Name/Title:	Jeffrey Wade/Chief Compliance Officer
Date:	February 6, 2026

Signature:	/s/ LS Power Partners III, L.P.
Name/Title:	LS Partners III L.P./its general partner
Date:	February 6, 2026

Signature:	/s/ LS Power Fund III G.P., LLC
Name/Title:	LS Power Fund III G.P., LLC/its general partner
Date:	February 6, 2026

LS Power Partners III, L.P.

Signature:	/s/ Jeffrey Wade
Name/Title:	Jeffrey Wade/Chief Compliance Officer
Date:	February 6, 2026

Signature:	/s/ LS Power Fund III G.P., LLC
Name/Title:	LS Power Fund III G.P., LLC/its general partner
Date:	February 6, 2026

LS Power Fund III G.P., LLC

Signature:	/s/ Jeffrey Wade
Name/Title:	Jeffrey Wade/Chief Compliance Officer
Date:	February 6, 2026

LS Power Equity Advisors, LLC

Signature:	/s/ Jeffrey Wade
Name/Title:	Jeffrey Wade/Chief Compliance Officer
Date:	February 6, 2026

David Nanus

Signature:	/s/ David Nanus
Name/Title:	David Nanus
Date:	February 6, 2026